Williams Capital East Coast Conference April 9, 2015 1

Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact should be considered forward-looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions on an international, national, state and local level; weather conditions in our marketing areas; changes in commodity costs; changes in the availability of natural gas; “non-routine” or “extraordinary” disruptions in our distribution system; regulatory, legislative and court decisions; competition; the availability and cost of capital; costs and effects of legal proceedings and environmental liabilities; the failure of customers or suppliers to fulfill their contractual obligations; and changes in business strategies. These cautionary statements should not be construed by you to be exhaustive. While SJI believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience. Further, SJI undertakes no obligation to update or revise any of its forward- looking statements, whether as a result of new information, future events or otherwise. 2

3 South Jersey Industries South Jersey Gas SJI Midstream South Jersey Energy Solutions Regulated Natural Gas Utility Regulated Pipeline Company SJ Energy Services Develop & operate on site energy generation projects; HVAC maint. & repair SJ Energy Group Wholesale and retail gas marketing, retail electric marketing, fuel mgm’t. services Regulated Unregulated Organization of Business

Management Team – 5/1/2015 Michael J. Renna CEO Stephen H. Clark CFO Jeffrey E. DuBois Senior Vice President SJG David Robbins, Jr. Vice President SJ Energy Services Gregory M. Nuzzo Vice President SJ Energy Group Gina Merritt-Epps, Esq. General Counsel & Corporate Secretary Kathleen A. McEndy Vice President Human Resources 4 Walter M. Higgins, III Chairman, SJI Board

• To average long term annual economic earnings per share growth of at least 6%-7% • At least 6%-7% annual dividend improvements – Target 50%-60% payout ratio – SJI announced 2:1 stock split, effective April 17, paid May 8 • Execute from low-to-moderate risk platform 5 Goals

Business Line 2013 A 2014 A Regulated Contribution 64% 64% Unregulated Contribution 36% 36% South Jersey Gas $62,236 $66,483 South Jersey Energy Group $(5,832) $13,009 Wholesale $(6,917) $11,085 Retail $1,085 $1,924 South Jersey Energy Services $40,578 $24,556 CHP/Thermal $8,601 $1,819 Renewable $29,735 $22,155 Millennium / SJESP $2,242 $582 Other $112 $(69) Total $97,094 $103,979 6 Economic Earnings Contribution by Business Line ($000’s)

Regulated Non-regulated Accelerated Infrastructure Investment Fuel Supply Management Contracts Customer Growth Wholesale & Retail Marketing Liquefaction facility CHP/Thermal Development and Operation BL England Renewable Project Development and SRECs Base Rate Case Midstream Assets 7 The Future of SJI

Non-regulated $113M 8 Regulated $239M 2015 Planned Capital Expenditures $352 Million

Regulated S O U T H J E R S E Y I N D U S T R I E S Businesses

AIRP • $35.3M annual investment to replace bare steel and cast iron • ≈$2.0M net income impact projection per year through 2021 with program extensions SHARP • $34.5M annual investment for 3 years to replace low pressure distribution in coastal communities • ≈$1.4M net income added from partial year investments in 2014 • Up to $1.7M per year net income contribution projected through 2021 with program extensions Liquefaction • $36.2M investment at McKee City LNG storage site • Liquefier to be used for peaking, eliminating the expense and volatility of buying and transporting from third parties • Net income of $0.8M in 2015 from AFUDC, $1.2M in 2016, added to base rates in next case 10 Infrastructure Investment

Base Rate Case • Last case settled September 2014, rates took effect 10/1/2014 • Reached “Blackbox” settlement – 9.75% ROE – 51.9% Equity component • Potential filing of next case in 2016, with settlement in 2017 BL England • 22-mile distribution pipeline intended for system redundancy and service to a generator repowering from coal in utility service area • Projected investment of up to $120 million – $72M investment in system redundancy – $48M investment in customer dedicated line 11 Infrastructure Investment

12 Customer Growth • Consistently exceeds industry average growth rate, with 1.3% net growth in 2014 and net customer additions of 4,598 • Conversion target of 6,800 for 2015, supported by natural gas savings of 40%-70% as compared with alternative heating fuels • Value of residential customer increased from $265 to $293 in 2014 rate case • Projected increasing demand by large commercial/industrial customers • Expanding market reach through construction of compressed natural gas infrastructure at up to 6 new locations in 2016

SJG Customer Growth History 0 2,000 4,000 6,000 8,000 10,000 12,000 2004 2006 2008 2010 2012 2014 New Construction - Residential New Construction - Commercial Conversion - Residential Conversion - Commercial 13

14 Category 2015 Projected 2016 Projected 2017 Projected Immediate Return Revenue Producing $49.4 $48.8 $49.9 Yes Maintenance 66.6 36.7 35.6 Rate Case Total Base Capital 116.0 85.5 85.5 AIRP 37.2 35.3 35.3 Yes SHARP 26.5 34.5 34.5 Yes Liquefaction 17.7 13.7 -- Rate Case BL England 25.0 70.0 19.6 Rate Case CNG 11.2 2.0 2.0 Rate Case Total Capital $233.6 $241.0 $176.9 Utility Projected CAPEX

Investment 2015 Incremental Net Income Benefit ($M) 2016 Incremental Net Income Benefit ($M) 2017 Incremental Net Income Benefit ($M) Incremental Net Income Benefit 2018 & Beyond ($M) Rate Case - Core Filing $3.8 $0.0 $8.6 Next case filed in 2016? AIRP* 1.9 2.1 2.1 $2.0 / year SHARP* 0.5 2.0 1.8 $1.8 / year Customer Growth 2.0 2.0 2.0 $2.4 – $3.5 / year CNG 0.5 0.5 0.5 $0.5 – $1.0 / year BL England* 0.7 2.9 0.6 $3.5 Liquefaction* 0.8 1.2 0.0 - Total Incremental Net Income Benefit $10.2 $10.7 $15.6 15 * Represents contribution from AFUDC in 2015-2017 Projections only, not inclusive of factors that may negatively impact total earnings for future periods indicated , such as depreciation, interest, etc. Utility Growth Summary

SJI Midstream

New business segment housing ≈$200 million investment in PennEast pipeline, with FERC level return projected

- 105-mile interstate pipeline from Marcellus region of PA to Transco's Trenton-Woodbury NJ lateral, with late 2017 targeted in-service date
- SJI has a 20% interest and is one of six equity partners
- Projected total project cost of $1 billion, with FERC level return projected
- "Pull" project based on market demand, reflected in the pipeline's 1 BCF of available pipeline capacity being fully subscribed
- Multiple utility and energy affiliates of project sponsors committed as foundation shippers with 800K+ dekatherms of capacity under 15-year agreements
- SJI's 2015 spend ~$5M



PennEast Pipeline
Tennessee
Millennium
Compressor A
Transco
UGI Utilities
PennEast Pipeline
Compressor B
UGI Utilities
Texas Eastern
Algonquin
Compressor C
Columbia
Lambertville
Transco Trenton-Woodbury

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Non-Regulated S O U T H J E R S E Y I N D U S T R I E S Businesses

South Jersey Energy Solutions LLC South Jersey Energy Group South Jersey Energy LLC OpenFlow Energy Energy Mark LLC (33%) South Jersey Resources Group LLC South Jersey Exploration LLC Potato Creek (30%) South Jersey Energy Services Marina Energy LLC Energenic LLC (50%) Energy Project Entities Millenium Account Services (50%) South Jersey Energy Service Plus 18 Business Segment Structure

Initiative 2015 – 2017 Projected Contribution to Net Income 2018 & Beyond Projected Contribution to Net Income Energy Group 10-25% 20-30% • Fuel supply manager contracts • Wholesale & Retail commodity marketing growth • Additional transportation capacity Energy Services 10-30% 5-15% • Solar REC values increasing • Improving solar operating performance • CHP/Thermal development, increasing value of assets • Targeted solar development Anticipated % of Total Net Income 35-40% 25% - 35% 19 Non-regulated Business Drivers

Fuel Supply Manager Contracts • Annuity-like income stream from multi-year agreements • Fixed monthly fee and/or index+ based commodity price sets baseline margin • Incremental margin potential from optimizing contract loads against our assets and Marcellus position • 7 fuel manager contracts currently executed, expected to generate $8-$10 million in net income by the end of 2017 Marketing • Significant storage and transportation capacity offer upside potential with minimal risk • Legacy contracts, recently a drag on earnings, beginning to roll off 20 Wholesale Commodity Marketing

NJ PA NY ME NH MA CT RI • Active in 8 states • Targeting customer growth through geographic expansion and organic growth • Improving margins • Vertical integration provides cross- selling opportunities 21 Retail Commodity Marketing

22 Combined Heat and Power (CHP) • Operating performance continues improving • CHP/Thermal assets continue increasing in value • We remain a primary player in the market with a proven record of successful development, construction and operation of these projects Revel Update – Sale of Revel completed 4/7/15 – Energy contract discussions are ongoing

Solar Markets 23 • NJ market trends – Increasing SREC values due to slowed solar build rate – Minimal grid-based development • Declining development costs in both NJ and MA markets • Increasing attractiveness of non-NJ markets – Proposed extension of MA solar incentive program through 2024 – Measured expansion into Vermont market • Earnings Impact of ITC contribution – 2015-2016  increased contribution from operating performance – Managing a declining trend in earnings from ITC

Solar Markets – NJ SREC Price Trends 24 $50.00 $75.00 $100.00 $125.00 $150.00 $175.00 $200.00 $225.00 $250.00 7/2/2012 10/2/2012 1/2/2013 4/2/2013 7/2/2013 10/2/2013 1/2/2014 4/2/2014 7/2/2014 10/2/2014 1/2/2015 RY 2013 RY 2014 RY 2015 RY 2016 RY 2017

Economic Impact of Tax Benefits • SJI has built an unrealized tax benefit position of ~$300M as of 12/31/14 – Combination of bonus depreciation and ITCs – Creates a future stream of cash benefits – Balance sheet will benefit as cash benefits are realized – Substantial realization begins in 2017 25

2015 - 2017 Expected Contribution to Earnings 2018 & Beyond Expected Contribution to Earnings Regulated 60% - 65% 65% - 75% Unregulated 35% - 40% 25% - 35% 26 The Future of SJI Focus on regulated returns Foundation built on demonstrated record of success  Strategic agility that allows us to capitalize on opportunities